UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2012 – March 31, 2013

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2013
Vanguard U.S. Value Fund

> Vanguard U.S. Value Fund returned 16.23% for the six months ended March 31, 2013.

> The fund outdistanced the return of its benchmark, the Russell 3000 Value Index, and beat the average return of its peer funds.

> Superior stock selection in the energy and materials sectors were the main reasons for the fund’s outperformance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	22
Trustees Approve Advisory Arrangement.	24
Glossary.	25

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard U.S. Value Fund	16.23%
Russell 3000 Value Index	14.11
Multi-Cap Value Funds Average	14.21
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$11.89	$13.49	$0.290	$0.000

1

Chairman’s Letter

Dear Shareholder,

The U.S stock market—particularly value stocks—continued to rise during the past six months, and Vanguard U.S. Value Fund returned 16.23%. The fund’s performance surpassed that of its benchmark, the Russell 3000 Value Index, by more than 2 percentage points and bested the average return of multi-cap value funds by more than 2 points.

The fund’s advisor, Vanguard Equity Investment Group, relies on proprietary computer-driven analysis to identify stocks trading at prices perceived to be below the fundamental value of the underlying companies. Gains were broad-based, with holdings in nine of the fund’s ten industry sectors returning 12% or more; six of them returned 18% or more. The advisor’s selections in energy and materials were the most notable outperformers. Its consumer discretionary and information technology picks trailed their counterparts in the benchmark but still did well.

Global equity markets delivered a powerful rally
Global stocks advanced for the fifth straight month to finish the half-year ended March 31 with impressive gains. The Standard & Poor’s 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

2

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum; the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Bond returns barely budged as yields lingered near lows
The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Market Barometer

			Total Returns
		Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Value stocks handily outpaced their growth counterparts
For the six-month period, value stocks—those generally considered out of favor with investors—handily outperformed their growth counterparts (as measured by the Russell 3000 Value and Growth Indexes).

Vanguard U.S. Value Fund took full advantage of the surge in the value arena. The advisor’s sophisticated modeling identified stocks that collectively outdistanced those in its benchmark.

The sector with the biggest impact on returns was also the fund’s largest. Its financial holdings, a traditional mainstay for value funds, rose about 18%, accounting for nearly one-third of its return. Within the sector, diversified financial services giants benefited from higher capital levels, improved lending conditions, and the strengthening of the U.S. housing market. Some of the biggest insurance companies recorded solid results as their diversified business lines, strong underwriting

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
U.S. Value Fund	0.29%	1.25%

The fund expense ratio shown is from the prospectus dated January 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Multi-Cap Value Funds.

4

performance, and economies of scale helped offset a high level of claims related to Hurricane Sandy.

Energy and materials stocks did particularly well
The fund’s second-largest sector, energy, was another notable performer. The advisor’s selections (+14%) essentially doubled the return of the energy firms listed in the benchmark, providing the largest margin of outperformance. Energy producers benefited from a 5.5% rise in the price of oil (as measured by the U.S.-based benchmark West Texas Intermediate) and a 31% boost in natural gas prices. Meanwhile, a bottleneck in getting growing North American oil production to refineries and ports helped lift profits for oil refining and distribution services.

The fund’s second-smallest sector, materials, had the highest return—26%, far higher than the 6% posted by its benchmark counterpart. Chemical firms were among the fund’s strongest performers, including those that make vinyl-based building products, which are in growing demand because of the recent rise in U.S. construction.

Only two sectors in the fund underper-formed the benchmark index, and both still delivered healthy gains. The advisor’s consumer discretionary stocks rose 18%, versus 20% for those in the benchmark, and technology stocks (+18%) slightly lagged the benchmark’s IT listings.

For more about the advisor’s strategy and the fund’s positioning during the six months, see the Advisor’s Report that follows this letter.

Our structure and culture can provide enduring advantages
Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds, including those, like Vanguard U.S. Value Fund, that employ quantitative strategies that differ from traditional “fundamental” approaches. Key characteristics of Vanguard’s structure and culture—our mutual ownership, our large scale, a long-term perspective, and a rigorous oversight process—provide enduring advantages to our actively managed funds.

5

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

6

These enduring advantages don’t guarantee outperformance, of course. Even in those cases where an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 10, 2013

7

Advisor’s Report

For the first half of the fiscal year ended March 31, 2013, Vanguard U.S. Value Fund returned a robust 16.23%, outpacing its benchmark, the Russell 3000 Value Index, by 2.12 percentage points. U.S. equities in general experienced above-average returns for the six months, and value-oriented stocks outgained their growth-oriented counterparts by more than 5 percentage points, returning 14.1% compared to growth stocks’ 8.5% (as measured by the Russell 3000 Value and Growth Indexes).

Globally, developed markets, both in the United States and abroad, were the place to be, with returns over 11%. Emerging markets were up less than 4%. Performance within the benchmark index was broad-based, with nine out of ten sectors generating positive returns. Consumer discretionary, technology, and financial companies did best. Telecommunications was the only sector to post negative returns.

Returns for the fourth quarter of 2012 and the first quarter of 2013 were strikingly different. The Russell 3000 Value Index rose a mere 1.7% for the last three months of 2012 as investors digested the impact of Hurricane Sandy and the election results and contemplated the potential repercussions of the pending “fiscal cliff.”

Fortunately, Congress and the president reached an agreement early in the new year, averting the cliff and tax hikes that would likely have affected the anemic recovery. Investor fears seemed to abate and new money came into the U.S.

equity market, helping to push multi-cap value stocks up over 12% for the first quarter of 2013. Over the last six months, volatility in equity returns declined relative to most of calendar 2012—a year in which volatility was driven in large part by global macro events including concerns about lackluster global economic growth, European and U.S. central bank actions, and the fiscal cliff.

Although the United States is certainly not problem-free, our modest economic recovery is expected to continue. Corporate balance sheets remain strong, market liquidity is ample, housing data continue to improve, and unemployment statistics are moving in the right direction, albeit at a snail’s pace.

For the six months, our modeling was very effective in identifying the outperformers from the underperformers within each industry group. Four of the five components we rely upon—valuation, quality, management decisions, and sentiment—made positive contributions. The growth component detracted slightly.

Our stock selections outpaced the benchmark in eight out of ten sectors; selections within energy, materials, and industrials added the most to our relative returns. In energy, Marathon Petroleum, Valero Energy, and Western Refining were the top contributors. Within materials, Axiall Corp., Westlake Chemical, and Worthington Industries led, as did Delta Air Lines, Alaska Air Group, and Hertz Global in industrials.

8

Our selections in consumer discretionary and technology, however, detracted from relative performance, mostly because we either did not own or underweighted companies such as Ford, Time Warner, and Lowe’s in consumer discretionary and Yahoo, Hewlett Packard, and Dell in technology. Overweighted positions in Intel and IAC/Interactive Corp., which did not perform as expected, also hurt results.

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 12, 2013

U.S. Value Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	191	2,098	3,586
Median Market Cap	$25.2B	$31.9B	$40.0B
Price/Earnings Ratio	14.1x	16.3x	18.1x
Price/Book Ratio	1.8x	1.6x	2.3x
Return on Equity	11.5%	11.8%	16.6%
Earnings Growth Rate	6.0%	4.2%	9.6%
Dividend Yield	2.2%	2.3%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	63%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	1.94%	—	—
Short-Term Reserves	0.4%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	8.7%	8.6%	12.4%
Consumer Staples	7.4	7.0	9.5
Energy	14.8	15.1	10.1
Financials	27.9	28.3	17.3
Health Care	11.1	11.2	12.2
Industrials	10.0	9.4	11.1
Information Technology	7.2	7.1	17.4
Materials	3.7	3.7	3.8
Telecommunication
Services	3.1	3.0	2.6
Utilities	6.1	6.6	3.6

Volatility Measures
		DJ U.S.
	Russell	Total
	3000	Market
	Value	FA
	Index	Index
R-Squared	0.99	0.98
Beta	0.99	1.00

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.9%
General Electric Co.	Industrial
	Conglomerates	3.0
Chevron Corp.	Integrated Oil & Gas	3.0
AT&T Inc.	Integrated
	Telecommunication
	Services	2.8
Wells Fargo & Co.	Diversified Banks	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Procter & Gamble Co.	Household Products	1.9
Pfizer Inc.	Pharmaceuticals	1.9
Berkshire Hathaway Inc. Property & Casualty
	Insurance	1.5
Cisco Systems Inc.	Communications
	Equipment	1.4
Top Ten		25.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.29%.

10

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
	Inception	One	Five	Ten
	Date	Year	Years	Years
U.S. Value Fund	6/29/2000	21.23%	5.57%	8.62%

See Financial Highlights for dividend and capital gains information.

11

U.S. Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.1%)[1]
Consumer Discretionary (8.6%)
	Comcast Corp. Class A	173,289	7,280
	Macy’s Inc.	113,900	4,766
	Gannett Co. Inc.	194,900	4,262
*	PulteGroup Inc.	202,900	4,107
	Marriott International Inc.
	Class A	87,800	3,708
	Cooper Tire & Rubber Co.	138,500	3,554
	Foot Locker Inc.	97,700	3,345
	Dillard’s Inc. Class A	42,100	3,307
	Brinker International Inc.	86,400	3,253
	News Corp. Class A	103,900	3,171
*	Liberty Media Corp.	27,900	3,114
	Movado Group Inc.	91,600	3,070
	Delphi Automotive plc	54,600	2,424
	Time Warner Inc.	38,700	2,230
	Expedia Inc.	30,100	1,806
	American Eagle
	Outfitters Inc.	92,700	1,734
	Home Depot Inc.	22,600	1,577
	Lowe’s Cos. Inc.	39,000	1,479
	Dana Holding Corp.	76,000	1,355
	CBS Corp. Class B	27,700	1,293
	Walt Disney Co.	22,300	1,267
	Whirlpool Corp.	9,300	1,102
*	General Motors Co.	35,000	974
	Belo Corp. Class A	88,700	872
	Gap Inc.	18,400	651
	Ford Motor Co.	38,000	500
*	Jack in the Box Inc.	11,300	391
	H&R Block Inc.	8,000	235
			66,827
Consumer Staples (7.3%)
	Procter & Gamble Co.	195,769	15,086
	CVS Caremark Corp.	137,950	7,586
	Philip Morris
	International Inc.	48,550	4,501
	Altria Group Inc.	127,700	4,392

			Market
			Value
		Shares	($000)
	Ingredion Inc.	53,600	3,876
*	Dean Foods Co.	204,200	3,702
	Energizer Holdings Inc.	35,700	3,560
	Kroger Co.	103,100	3,417
*	Pilgrim’s Pride Corp.	370,900	3,409
	JM Smucker Co.	20,100	1,993
	Clorox Co.	15,500	1,372
	Kraft Foods Group Inc.	19,500	1,005
	Reynolds American Inc.	18,800	837
	Safeway Inc.	31,500	830
	HJ Heinz Co.	8,500	614
	Mondelez International Inc.
	Class A	5,068	155
			56,335
Energy (14.7%)
	Exxon Mobil Corp.	421,200	37,954
	Chevron Corp.	194,930	23,162
	ConocoPhillips	165,190	9,928
	Phillips 66	105,845	7,406
	Marathon Petroleum Corp.	71,468	6,403
	Valero Energy Corp.	128,940	5,865
	Murphy Oil Corp.	74,500	4,748
	Tesoro Corp.	78,700	4,608
	HollyFrontier Corp.	89,200	4,589
	Western Refining Inc.	103,300	3,658
	Helmerich & Payne Inc.	48,400	2,938
	Occidental Petroleum Corp.	22,000	1,724
	Energy XXI Bermuda Ltd.	23,900	651
*	Plains Exploration &
	Production Co.	9,200	437
			114,071
Financials (27.6%)
	Wells Fargo & Co.	508,523	18,810
	JPMorgan Chase & Co.	388,340	18,431
*	Berkshire Hathaway Inc.
	Class B	109,700	11,431
	Goldman Sachs Group Inc.	65,217	9,597
	US Bancorp	235,400	7,987
	Bank of America Corp.	598,676	7,292

12

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Citigroup Inc.	154,861	6,851
	State Street Corp.	100,800	5,956
	Allstate Corp.	114,700	5,628
	Discover Financial Services	124,700	5,592
*	American International
	Group Inc.	139,700	5,423
	Ameriprise Financial Inc.	68,500	5,045
	SunTrust Banks Inc.	171,900	4,952
	Fifth Third Bancorp	299,900	4,891
	Travelers Cos. Inc.	55,200	4,647
	Regions Financial Corp.	566,700	4,641
	Lincoln National Corp.	134,700	4,393
	PartnerRe Ltd.	44,700	4,162
	Huntington Bancshares Inc.	550,400	4,068
	Everest Re Group Ltd.	31,200	4,052
*	American Capital Ltd.	266,100	3,884
	Platinum Underwriters
	Holdings Ltd.	68,700	3,834
	American Express Co.	52,500	3,542
	Aflac Inc.	64,500	3,355
	Allied World Assurance Co.
	Holdings AG	35,234	3,267
	Ventas Inc.	42,500	3,111
	Morgan Stanley	130,900	2,877
	HCP Inc.	57,500	2,867
	Vornado Realty Trust	33,100	2,769
	Prologis Inc.	68,400	2,735
	Weyerhaeuser Co.	77,400	2,429
	CBOE Holdings Inc.	63,600	2,349
	Kimco Realty Corp.	103,200	2,312
	General Growth
	Properties Inc.	114,600	2,278
	Axis Capital Holdings Ltd.	52,700	2,193
	CBL & Associates
	Properties Inc.	75,400	1,779
	Weingarten Realty Investors	56,400	1,779
	Lexington Realty Trust	144,100	1,700
	Federated Investors Inc.
	Class B	71,700	1,697
	Webster Financial Corp.	69,000	1,674
	Brandywine Realty Trust	112,200	1,666
*	Realogy Holdings Corp.	33,500	1,636
	Regency Centers Corp.	30,800	1,630
	Omega Healthcare
	Investors Inc.	51,800	1,573
*	Sunstone Hotel
	Investors Inc.	112,100	1,380
	Nelnet Inc. Class A	38,300	1,295
	Select Income REIT	48,770	1,290
*	Howard Hughes Corp.	15,200	1,274
	Simon Property Group Inc.	7,600	1,205
	First American
	Financial Corp.	42,800	1,094
*	World Acceptance Corp.	12,500	1,073

			Market
			Value
		Shares	($000)
	Bank of New York
	Mellon Corp.	27,200	761
	Piedmont Office Realty
	Trust Inc. Class A	34,900	684
	National Retail
	Properties Inc.	8,700	315
	Protective Life Corp.	8,500	304
	First Industrial Realty
	Trust Inc.	15,500	266
			213,726
Health Care (11.0%)
	Pfizer Inc.	517,925	14,947
	Johnson & Johnson	125,150	10,204
	Merck & Co. Inc.	212,401	9,395
	Eli Lilly & Co.	118,600	6,735
	Cigna Corp.	85,500	5,333
*	CareFusion Corp.	126,500	4,426
	AbbVie Inc.	102,200	4,168
	Omnicare Inc.	101,900	4,149
	Becton Dickinson and Co.	42,000	4,016
	Abbott Laboratories	104,400	3,687
*	Mylan Inc.	119,400	3,455
*	Charles River Laboratories
	International Inc.	71,300	3,156
	Select Medical
	Holdings Corp.	344,000	3,096
*	Covance Inc.	34,400	2,557
	Zimmer Holdings Inc.	31,700	2,384
	Medtronic Inc.	43,000	2,019
	UnitedHealth Group Inc.	20,900	1,196
*	ICU Medical Inc.	6,700	395
			85,318
Industrials (9.9%)
	General Electric Co.	1,015,540	23,479
	Northrop Grumman Corp.	69,400	4,868
	Raytheon Co.	78,900	4,639
*	Delta Air Lines Inc.	271,400	4,481
	Boeing Co.	51,500	4,421
	Textron Inc.	146,100	4,355
*	Alaska Air Group Inc.	64,300	4,113
*	Hertz Global Holdings Inc.	183,100	4,076
	Ingersoll-Rand plc	71,900	3,955
*	Terex Corp.	109,900	3,783
	Lockheed Martin Corp.	35,600	3,436
	Triumph Group Inc.	40,300	3,164
^	RR Donnelley & Sons Co.	262,200	3,159
	Cintas Corp.	47,100	2,078
	Avery Dennison Corp.	47,500	2,046
	Manpower Inc.	6,500	369
			76,422
Information Technology (7.1%)
	Cisco Systems Inc.	512,100	10,708
*	Symantec Corp.	214,400	5,291
	Texas Instruments Inc.	128,600	4,563

13

U.S. Value Fund

			Market
			Value
		Shares	($000)
	Computer Sciences Corp.	89,600	4,411
	Western Digital Corp.	85,700	4,309
	Hewlett-Packard Co.	177,700	4,236
	Motorola Solutions Inc.	58,442	3,742
*	LSI Corp.	411,800	2,792
*	Freescale
	Semiconductor Ltd.	159,503	2,375
	Booz Allen Hamilton
	Holding Corp.	168,200	2,261
*	CACI International Inc.
	Class A	33,500	1,939
*	Arris Group Inc.	105,800	1,817
	Harris Corp.	39,100	1,812
*	Brocade Communications
	Systems Inc.	280,100	1,616
	Anixter International Inc.	12,900	902
	Maxim Integrated
	Products Inc.	20,200	659
	Intel Corp.	17,300	378
*	CoreLogic Inc.	14,600	378
	CA Inc.	13,600	342
	Applied Materials Inc.	14,800	199
			54,730
Materials (3.7%)
	LyondellBasell Industries
	NV Class A	82,800	5,240
	Worthington Industries Inc.	130,400	4,040
	Axiall Corp.	63,300	3,935
	CF Industries Holdings Inc.	20,600	3,922
	Westlake Chemical Corp.	40,400	3,777
*	Chemtura Corp.	149,800	3,237
*	Louisiana-Pacific Corp.	145,100	3,134
	Huntsman Corp.	65,300	1,214
			28,499
Telecommunication Services (3.1%)
	AT&T Inc.	585,210	21,471
	Verizon
	Communications Inc.	48,402	2,379
			23,850
Utilities (6.1%)
	Public Service Enterprise
	Group Inc.	148,600	5,103
	PG&E Corp.	113,000	5,032
	Edison International	98,400	4,951
	DTE Energy Co.	65,600	4,483
	Ameren Corp.	121,500	4,255

			Market
			Value
		Shares	($000)
	American Water
	Works Co. Inc.	100,400	4,161
	Pinnacle West Capital Corp.	69,800	4,041
	PNM Resources Inc.	167,100	3,892
	NV Energy Inc.	193,500	3,876
	Portland General Electric Co.	100,200	3,039
	AES Corp.	166,400	2,092
	CMS Energy Corp.	70,300	1,964
	Duke Energy Corp.	5,200	377
			47,266
	Total Common Stocks
	(Cost $640,488)		767,044
Temporary Cash Investments (1.4%)[1]
	Money Market Fund (1.3%)
[2,3]	Vanguard Market
	Liquidity Fund,
	0.147%	10,300,957	10,301

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
4	Federal Home Loan
	Bank Discount Notes,
	0.139%, 5/29/13	200	200
[5,6]	Freddie Mac
	Discount Notes,
	0.130%, 9/16/13	200	200
			400
Total Temporary Cash Investments
	(Cost $10,701)		10,701
	Total Investments (100.5%)
	(Cost $651,189)		777,745
Other Assets and Liabilities (-0.5%)
	Other Assets		2,955
	Liabilities[3]		(6,996)
			(4,041)
	Net Assets (100%)
Applicable to 57,336,794 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			773,704
	Net Asset Value Per Share		$13.49

14

U.S. Value Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	798,438
Undistributed Net Investment Income	1,021
Accumulated Net Realized Losses	(152,356)
Unrealized Appreciation (Depreciation)
Investment Securities	126,556
Futures Contracts	45
Net Assets	773,704

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $952,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,027,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends	9,074
Interest[1]	4
Security Lending	36
Total Income	9,114
Expenses
The Vanguard Group—Note B
Investment Advisory Services	254
Management and Administrative	613
Marketing and Distribution	50
Custodian Fees	6
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	929
Net Investment Income	8,185
Realized Net Gain (Loss)
Investment Securities Sold	29,568
Futures Contracts	224
Realized Net Gain (Loss)	29,792
Change in Unrealized Appreciation (Depreciation)
Investment Securities	61,030
Futures Contracts	77
Change in Unrealized Appreciation (Depreciation)	61,107
Net Increase (Decrease) in Net Assets Resulting from Operations	99,084
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,185	13,374
Realized Net Gain (Loss)	29,792	39,149
Change in Unrealized Appreciation (Depreciation)	61,107	90,858
Net Increase (Decrease) in Net Assets Resulting from Operations	99,084	143,381
Distributions
Net Investment Income	(14,975)	(10,489)
Realized Capital Gain	—	—
Total Distributions	(14,975)	(10,489)
Capital Share Transactions
Issued	174,101	104,396
Issued in Lieu of Cash Distributions	14,320	9,952
Redeemed	(100,824)	(99,683)
Net Increase (Decrease) from Capital Share Transactions	87,597	14,665
Total Increase (Decrease)	171,706	147,557
Net Assets
Beginning of Period	601,998	454,441
End of Period[1]	773,704	601,998
1 Net Assets—End of Period includes undistributed net investment income of $1,021,000 and $7,811,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$11.89	$9.20	$9.28	$8.84	$10.64	$15.41
Investment Operations
Net Investment Income	.154	. 276[1]	.207	.165	.200	.270[1]
Net Realized and Unrealized Gain (Loss)
on Investments	1.736	2.632	(.112)	. 455	(1.702)	(3.180)
Total from Investment Operations	1.890	2.908	. 095	. 620	(1.502)	(2.910)
Distributions
Dividends from Net Investment Income	(. 290)	(. 218)	(.175)	(.180)	(. 298)	(. 350)
Distributions from Realized Capital Gains	—	—	—	—	—	(1.510)
Total Distributions	(. 290)	(. 218)	(.175)	(.180)	(. 298)	(1.860)
Net Asset Value, End of Period	$13.49	$11.89	$9.20	$9.28	$8.84	$10.64

Total Return[2]	16.23%	32.10%	0.89%	7.09%	-13.68%	-20.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$774	$602	$454	$486	$520	$727
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.29%	0.29%	0.41%	0.52%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.54%	1.95%	1.74%	2.38%	2.18%
Portfolio Turnover Rate	63%	69%	60%	73%	74%	86%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2010, 0.09% for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

U.S. Value Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	767,044	—	—
Temporary Cash Investments	10,301	400	—
Futures Contracts—Assets[1]	19	—	—
Total	777,364	400	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2013	69	5,391	24
S&P 500 Index	June 2013	3	1,172	21

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

U.S. Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $182,634,000 to offset future net capital gains of $28,343,000 through September 30, 2017, and $154,291,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $651,189,000. Net unrealized appreciation of investment securities for tax purposes was $126,556,000, consisting of unrealized gains of $133,458,000 on securities that had risen in value since their purchase and $6,902,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2013, the fund purchased $281,688,000 of investment securities and sold $204,029,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	13,723	9,455
Issued in Lieu of Cash Distributions	1,207	1,011
Redeemed	(8,223)	(9,258)
Net Increase (Decrease) in Shares Outstanding	6,707	1,208

H. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

22

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,162.31	$1.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard U.S. Value Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services since Vanguard began managing the fund in 2008, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

24

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

25

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

26

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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You can review and copy information about your fund at
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© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1242 052013

Semiannual Report | March 31, 2013
Vanguard Capital Value Fund

> Vanguard Capital Value Fund returned 20.58% for the six months ended March 31, 2013.

> The fund’s result exceeded that of its benchmark index and the average result of its peer funds by more than 6 percentage points.

> Strong stock choices, notably in the financial sector, boosted the fund’s performance.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended March 31, 2013
Total
Returns
Vanguard Capital Value Fund	20.58%
Russell 3000 Value Index	14.11
Multi-Cap Value Funds Average	14.21
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2012, Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$10.58	$12.53	$0.199	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned 20.58% for the six months ended March 31, 2013, with resurgent bank stocks helping to drive the advance. The fund’s result exceeded that of its benchmark, the Russell 3000 Value Index, as well as the average return of its multi-capitalization value fund peers; both comparative standards returned about 14%.

Investors appeared willing to embrace risk during the half-year, an environment that typically favors the Capital Value Fund’s aggressive approach. But keep in mind that, historically, there have been wide gaps—both positive and negative—between the fund’s performance and that of its benchmark and peers. Wellington Management, the fund’s advisor, looks for stocks that it believes have unrecognized value, and it pursues its quest with broad flexibility.

We believe this strategy creates the opportunity for meaningful outperformance over the long term, but volatility is inevitable along the way. For example, for the six months ended September 30, 2012, the fund returned about –4%, underperforming its comparative standards.

Global equity markets delivered a powerful rally
Global stocks advanced for the fifth straight month to finish the half-year ended March 31 with impressive gains. The Standard & Poor’s 500 Index closed at a record high on the period’s final business day after global financial markets in recent months shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities returned more than 11% as the economic recovery kept slowly building momentum; the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

Market Barometer

			Total Returns
		Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

CPI
Consumer Price Index	0.59%	1.47%	1.74%

Bond returns barely budged as yields lingered near lows
The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the half-year as U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year Treasury note increased during the six months and topped 2.00% at various times, it closed the period at 1.85%. (Bond prices and yields move in opposite directions.)

Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Holdings in bank stocks buoyed fund’s performance
The period got off to a rocky start in October, when the Capital Value Fund notched a negative return amid investor disappointment over third-quarter corporate earnings. But the fund rebounded in November and went on to post five consecutive monthly gains. Financial

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Capital Value Fund	0.47%	1.25%

The fund expense ratio shown is from the prospectus dated January 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the fund’s annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Multi-Cap Value Funds.

stocks, the largest sector allocation during the half-year, contributed the most to the advance, returning about 29%.

Banking giants benefited from higher capital levels, improved lending conditions, and the recovering U.S. housing market. The robust showing for banks was a striking turnaround from the days of the 2008–2009 financial crisis, when the survival of even the largest institutions was threatened.

Financial stocks, however, were by no means alone in performing well during the period. The advisor had success almost across the board, with gains for all ten industry sectors. Highlights included the fund’s energy holdings, including oil exploration and refining companies. The fund was helped by its lack of exposure to giant oil companies, whose stocks lagged the broader market. Retailers’ stocks were another strong point as indications of an improving economy seemed to persuade consumers to open their wallets.

Although disappointments were limited, the fund was hurt by setbacks for a handful of holdings in materials and information technology. The Advisor’s Report that follows this letter provides additional details about the fund’s management during the half-year.

Low cost and talent drive successful active management
Investors sometimes ask whether it’s a contradiction that Vanguard, a champion of index investing, offers actively managed mutual funds. To understand how active funds fit into our philosophy, consider for a moment why indexing has proved its mettle: It’s a generally low-cost, tax-efficient way to build a diversified portfolio that lets you keep more of your fund’s returns. Because index funds seek to track the overall market or a segment of it, they typically cost much less to run than funds that are actively managed in an effort to outperform the market. And the less you pay for a fund, the more of its returns come back to you.

The same principle—low cost—drives our approach to active funds. The other essential ingredient is talent. Some wonder how we can afford to hire top active managers when we place such importance on keeping investing costs low. The answer lies in five key characteristics of Vanguard’s structure and culture: our mutual ownership, our large scale, performance incentives aligned with investors’ interests, a long-term perspective, and a rigorous oversight process, which I lead. (You can read more about our approach in The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? at vanguard.com/research.)

These enduring advantages don’t guarantee outperformance, of course. Even in those cases in which an active stock fund outperforms over long periods, it doesn’t necessarily mean that investors earned more than the index results every year—or even every decade. And investors have no way of knowing beforehand which funds will outperform.

But for those willing to accept the greater risks that come with active investing, we believe that Vanguard’s combination of talented advisors and low costs can improve the odds.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 10, 2013

Advisor’s Report

For the half-year ended March 31, 2013, the Capital Value Fund returned 20.58%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on April 16, 2013.

Portfolio Manager:
Peter I. Higgins, CFA
Senior Vice President

Our investment approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We try to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term, markets can be quite irrational, and so our trading activity tries to capture some of these anomalies. We do not try to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

In the months leading up to the half-year ended March 31, fears of the debt crisis spreading in Europe and uncertainty about the U.S. presidential election and federal budget debate grabbed headlines. This unsettled financial markets and led investors to navigate toward less volatile and “safer” stocks—a challenging environment for our investment style. After the election, however, investors grew more comfortable with the idea that the world was not coming to an end. Stock picking played a much greater role in the six months ended March 31. The risk-on/risk-off mantra that had driven market returns for some time took a backseat. Our stock picking was rewarded during this period, resulting in strong performance.

Our strongest stock selection came in the consumer discretionary, information technology, and energy sectors. By contrast, our results in materials and health care were weaker. Within the consumer discretionary sector, Fifth & Pacific and Pandora Media led performance. Fifth & Pacific’s gains were driven by the exceptional growth of the fashion company’s leading brand, Kate Spade. Although we have trimmed our position in light of recent gains, we still hold Fifth & Pacific, as we believe that the market underappreciates its growth prospects and earnings power. Pandora Media is the dominant internet radio service and it is experiencing phenomenal growth. We believe that the market fails to appreciate its longer-term earnings power, and so Pandora remains a core holding.

Within information technology, Micron Technology and Acme Packet performed strongly for us. Micron’s gains followed the announcement of a good quarter, but we think the stock continues to have a lot of upside as the dynamic random-access memory, or DRAM, industry consolidates, bringing healthier and more rational supply and demand along with better pricing. Acme Packet’s shares surged after it was announced that Oracle had acquired the company at a significant premium.

Among energy stocks, refiners Valero Energy and Tesoro appreciated sharply as earnings substantially surpassed expectations and each company demonstrated a commitment to returning capital to shareholders. Cobalt International Energy, a U.S.-based oil-focused exploration and production company, also performed well. Cobalt announced an oil discovery at a well in the deepwater Gulf of Mexico. The company also indicated that well results were in line with the pre-drill estimate, sending the stock higher.

The materials sector was one of our worst performers, largely because of our holdings in rare-earth miner Molycorp. The company is finishing development of what should be the world’s lowest-cost rare-earth mine; that should enable it to generate strong earnings. We did not correctly anticipate the cost overruns that led Molycorp to have to raise more capital. Despite our disappointment with Molycorp, we continue to hold the stock, as it has considerable potential. Gold stocks also detracted from our results as the price of gold retreated from its highs and investors sought out less defensive assets. Even so, we have kept several gold-related stocks, including Barrick Gold and Continental Gold, as the valuations are extremely attractive and they remain out of favor.

Our holding in department store operator J.C. Penney also hurt performance. The stock declined amid soft earnings attributed to low customer traffic and low margins from difficulty completing a change in strategy. We sold our holdings shortly after the half-year concluded.

As of the end of the period, our largest sector overweightings were in consumer discretionary, materials, and energy. Within materials, Methanex is quite compelling because of favorable supply-demand dynamics in methanol. And in energy, exploration-stage companies Cobalt International Energy and Karoon Gas Australia have massive potential reserves that are starting to be recognized as the companies drill their more promising prospects. Our weighting in technology decreased during the period as we eliminated our holdings in Apple and Acme Packet.

Our outlook on the opportunities in the market is constructive. We believe that fundamental stock selection, as opposed to wild market gyrations driven by appetites for risk, will play a much greater role in market returns. The so-called higher-risk stocks are attractive, having lagged the broader market over the past few years on fears of widening economic crises. We believe that many stocks and sectors are discounting a lot of bad news. Investors generally remain on edge and are reluctant to embrace risk or controversy, real or perceived. This backdrop should enable us to find inefficiently priced stocks with identifiable catalysts. We continue to seek out companies with strong long-term growth that the market doesn’t recognize.

Portfolio Manager:
David W. Palmer, CFA
Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, based either on current earnings or on those we expect within a reasonable investment time horizon. Our approach seeks companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers, diversified across capitalization sizes and industries.

Stock indexes rallied strongly during the half-year, powering through trouble spots that had been considered major obstacles, including the U.S. presidential election, the federal budget cuts known as the sequester, European and Chinese economic softness, and rising personal tax rates. Corporations as a whole remain cautious in their hiring and capital spending plans, and equity markets have generally rewarded companies that are prioritizing spending discipline and cash returns to shareholders over those that are investing aggressively for growth. Consensus 2013 and 2014 earnings forecasts for the Standard & Poor’s 500 Index have maintained a slow descent, though recently that trajectory has flattened. Economically sensitive sectors, including consumer discretionary, technology, and financials, led the market higher. The commodity-driven energy and materials sectors fell behind, however, amid concerns about the level of growth in demand, particularly in China.

Our base assumption is that the economy will be somewhat tentative and jittery in the near term, with some consequent disappointments in cyclical profits, but then accelerate into the second half of this calendar year and through 2014. We believe the portfolio retains a constructive exposure to this scenario, but we remain mindful of the many ways reality can diverge from expectations. Acknowledging the real risks for a negative sentiment shift has led us to trim positions into strength among the non-investment-grade and more financially leveraged holdings.

Among the noteworthy contributors to performance, Unum Group, a group benefits and disability insurer, regained favor with investors as it returned to modest unit growth in its core operations and allayed market fears of a write-down in its long-term care division. Unum’s efforts to attain higher pricing on long-term care policies through the state review process mitigates the negative effects of lower interest rates on the investment portfolio, allowing investors to focus on the stock’s low earnings multiple and high cash return through buybacks and dividends. Best Buy, the electronics and appliance retailer, rewarded an opportunistic purchase, as an above-expectations earnings report for the holidays and an aggressive cost-cutting strategy from the new chief financial officer led many analysts to upgrade the stock and held out the prospect of a turning point in the multiyear erosion of Best Buy’s margins and profit.

Stock selection within the portfolio was strongest in the financial, industrial, and energy sectors and weakest in technology. Two technology holdings—VeriFone Systems, an electronic payment terminals vendor, and money-transfer provider Western Union—hurt performance, partly offsetting favorable stock picks elsewhere. Both companies were widely perceived to have fully penetrated market share in declining markets. This led to inexpensive valuation metrics—but also a lack of investor support when each company stumbled in execution. As of the end of the period, we retained positions in both stocks, but we recognize that it may take an extended period of improved results to rehabilitate their earnings multiples.

As always, we aim to offer Capital Value shareholders a diversified portfolio of contrarian opportunities, representing solid long-term fundamentals at a valuation discount to the broad market. We believe the portfolio offers attractive risk-reward. Our purchases over the half-year of PNC Financial, cigarette maker Imperial Tobacco, commercial and defense aircraft manufacturer Boeing, video game developer Activision Blizzard, and offshore rig equipment provider National Oilwell Varco reflect our practice of buying during periods when short-term issues or negative momentum may tempt investors to sell valuable properties at bargain prices.

Capital Value Fund

Fund Profile
As of March 31, 2013

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	146	2,098	3,586
Median Market Cap	$9.4B	$31.9B	$40.0B
Price/Earnings Ratio	23.5x	16.3x	18.1x
Price/Book Ratio	1.7x	1.6x	2.3x
Return on Equity	9.1%	11.8%	16.6%
Earnings Growth Rate	5.0%	4.2%	9.6%
Dividend Yield	1.3%	2.3%	2.0%
Foreign Holdings	13.0%	0.0%	0.0%
Turnover Rate
(Annualized)	125%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	0.98%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	13.8%	8.6%	12.4%
Consumer Staples	5.1	7.0	9.5
Energy	16.1	15.1	10.1
Financials	19.5	28.3	17.3
Health Care	11.4	11.2	12.2
Industrials	7.8	9.4	11.1
Information Technology	12.8	7.1	17.4
Materials	8.8	3.7	3.8
Telecommunication
Services	0.5	3.0	2.6
Utilities	4.2	6.6	3.6

Volatility Measures
		DJ U.S.
	Russell	Total
	3000	Market
	Value	FA
	Index	Index
R-Squared	0.93	0.95
Beta	1.34	1.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	3.6%
Wells Fargo & Co.	Diversified Banks	2.0
Micron Technology Inc.	Semiconductors	2.0
JPMorgan Chase & Co.	Diversified Financial
	Services	1.8
Merck & Co. Inc.	Pharmaceuticals	1.7
Pandora Media Inc.	Broadcasting	1.7
American International
Group Inc.	Multi-line Insurance	1.7
E*TRADE Financial	Investment Banking
Corp.	& Brokerage	1.7
Vertex Pharmaceuticals
Inc.	Biotechnology	1.6
Fifth & Pacific Cos. Inc.	Apparel, Accessories
	& Luxury Goods	1.5
Top Ten		19.3%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2013, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2013, the annualized expense ratio was 0.31%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2002, Through March 31, 2013

Average Annual Total Returns: Periods Ended March 31, 2013
	Inception	One	Five	Ten
	Date	Year	Years	Years
Capital Value Fund	12/17/2001	15.55%	9.36%	10.00%

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.0%)
Consumer Discretionary (13.5%)
*	Pandora Media Inc.	1,097,390	15,539
*	Fifth & Pacific Cos. Inc.	732,892	13,837
	GameStop Corp. Class A	460,910	12,892
	Abercrombie & Fitch Co.	208,860	9,649
*,^	Tesla Motors Inc.	226,050	8,565
*	Aeropostale Inc.	540,000	7,344
*,^	Deckers Outdoor Corp.	118,090	6,576
	Dana Holding Corp.	362,575	6,465
*,^	Vera Bradley Inc.	272,900	6,449
	Best Buy Co. Inc.	284,300	6,297
*	Tempur-Pedic
	International Inc.	105,685	5,245
*	Apollo Group Inc. Class A	268,000	4,660
	DeVry Inc.	112,400	3,569
	Men’s Wearhouse Inc.	95,200	3,181
*	General Motors Co.	109,700	3,052
	Kohl’s Corp.	61,000	2,814
	Ford Motor Co.	206,000	2,709
	JC Penney Co. Inc.	148,900	2,250
*,1	Allstar Co-Invest LLC
	Private Placement	NA	2,219
*,1	Buck Holdings LP
	Private Placement	NA	1,617
			124,929
Consumer Staples (5.1%)
*	Green Mountain
	Coffee Roasters Inc.	224,160	12,723
	Molson Coors Brewing Co.
	Class B	180,300	8,822
	Imperial Tobacco Group plc	211,576	7,400
*	Monster Beverage Corp.	154,060	7,355
	Maple Leaf Foods Inc.	463,800	6,273
	Archer-Daniels-Midland Co.	131,900	4,449
			47,022
Energy (15.9%)
*	Cobalt International
	Energy Inc.	1,191,945	33,613
	Halliburton Co.	293,435	11,858

			Market
			Value
		Shares	($000)
*	Southwestern Energy Co.	314,100	11,703
*	McDermott
	International Inc.	751,125	8,255
	Canadian Natural
	Resources Ltd.	241,400	7,756
	Anadarko Petroleum Corp.	84,400	7,381
*	Superior Energy
	Services Inc.	283,190	7,355
*	Karoon Gas Australia Ltd.	1,252,469	6,767
	QEP Resources Inc.	199,400	6,349
*	Newfield Exploration Co.	268,100	6,011
	National Oilwell Varco Inc.	81,500	5,766
	Baker Hughes Inc.	122,600	5,690
	Chesapeake Energy Corp.	269,960	5,510
	Peabody Energy Corp.	229,900	4,862
	Trican Well Service Ltd.	241,900	3,548
	CONSOL Energy Inc.	103,600	3,486
	Pioneer Natural
	Resources Co.	26,100	3,243
	Tesoro Corp.	48,410	2,834
	Inpex Corp.	431	2,289
	Valero Energy Corp.	50,125	2,280
*	Lone Pine Resources Inc.	420,700	505
			147,061
Financials (19.4%)
	Wells Fargo & Co.	500,400	18,510
	JPMorgan Chase & Co.	340,690	16,169
*	American International
	Group Inc.	398,500	15,470
*	E*TRADE Financial Corp.	1,426,095	15,273
	Bank of America Corp.	1,112,632	13,552
	Citigroup Inc.	294,895	13,046
	Unum Group	380,200	10,741
*	IntercontinentalExchange Inc.	65,800	10,730
	PNC Financial Services
	Group Inc.	134,000	8,911
	Reinsurance Group of
	America Inc. Class A	137,400	8,199
	Principal Financial
	Group Inc.	233,000	7,929

Capital Value Fund

			Market
			Value
		Shares	($000)
	NASDAQ OMX Group Inc.	181,400	5,859
	Ameriprise Financial Inc.	73,975	5,448
	Julius Baer Group Ltd.	135,216	5,270
	Boston Properties Inc.	48,400	4,891
	MetLife Inc.	123,900	4,711
	BlackRock Inc.	15,600	4,007
	Equity Lifestyle
	Properties Inc.	51,300	3,940
	Hatteras Financial Corp.	141,500	3,881
	StanCorp Financial
	Group Inc.	53,500	2,288
			178,825
Health Care (11.3%)
	Merck & Co. Inc.	364,900	16,140
*	Vertex Pharmaceuticals Inc.	261,040	14,352
	Roche Holding AG	45,985	10,720
*	Hologic Inc.	460,645	10,411
	Aetna Inc.	184,700	9,442
	Medtronic Inc.	156,700	7,359
	Agilent Technologies Inc.	170,900	7,173
*	WuXi PharmaTech
	Cayman Inc. ADR	310,600	5,336
*	Almirall SA	419,758	5,259
*	Therapeutics MD Inc.	2,415,071	4,347
	Warner Chilcott plc
	Class A	292,500	3,963
	Daiichi Sankyo Co. Ltd.	139,000	2,680
	UnitedHealth Group Inc.	43,300	2,477
*	AVANIR
	Pharmaceuticals Inc.	861,200	2,360
*,^	Arena
	Pharmaceuticals Inc.	284,800	2,338
*	Novavax Inc. Warrants
	Exp. 08/31/2013	401,850	108
			104,465
Industrials (7.7%)
	Boeing Co.	82,000	7,040
*	United Continental
	Holdings Inc.	181,845	5,821
	KBR Inc.	174,925	5,612
	Knight Transportation Inc.	346,800	5,584
	United Parcel Service Inc.
	Class B	62,600	5,377
*	Hertz Global Holdings Inc.	235,515	5,243
*,^	Polypore International Inc.	128,755	5,173
	Knoll Inc.	234,200	4,246
	Masco Corp.	197,000	3,989
*	General Cable Corp.	91,300	3,344
*	Meritor Inc.	669,970	3,169
	Dover Corp.	38,600	2,813
	L-3 Communications
	Holdings Inc.	34,600	2,800
	PACCAR Inc.	54,000	2,730
	Toll Holdings Ltd.	394,942	2,447
	AGCO Corp.	43,900	2,288

			Market
			Value
		Shares	($000)
*	Spirit Airlines Inc.	73,930	1,875
	AirAsia Bhd.	1,782,855	1,629
			71,180
Information Technology (12.7%)
*	Micron Technology Inc.	1,844,935	18,412
	Cisco Systems Inc.	508,300	10,628
*	JDS Uniphase Corp.	658,850	8,809
*	SanDisk Corp.	141,720	7,795
	Jabil Circuit Inc.	347,700	6,425
	Booz Allen Hamilton
	Holding Corp.	432,267	5,810
*	Teradyne Inc.	357,500	5,799
*	Alcatel-Lucent ADR	4,280,050	5,692
	Activision Blizzard Inc.	333,300	4,856
*	Juniper Networks Inc.	257,800	4,780
	Seagate Technology plc	121,600	4,446
*	EMC Corp.	181,900	4,346
	Western Union Co.	274,800	4,133
*	VeriFone Systems Inc.	192,700	3,985
*	Google Inc. Class A	4,900	3,891
	Intel Corp.	172,600	3,771
*	Check Point Software
	Technologies Ltd.	68,000	3,195
*	Arrow Electronics Inc.	61,800	2,510
	Oracle Corp.	68,400	2,212
*	TiVo Inc.	168,035	2,082
*,^	GT Advanced
	Technologies Inc.	572,600	1,884
	Harris Corp.	37,100	1,719
			117,180
Materials (8.7%)
	Barrick Gold Corp.	382,500	11,246
	Methanex Corp.	257,255	10,452
	Mosaic Co.	120,900	7,207
*,^	Molycorp Inc.	1,305,670	6,789
*	Continental Gold Ltd.	967,315	6,209
	Walter Energy Inc.	184,025	5,245
	Cabot Corp.	148,570	5,081
	Rock Tenn Co. Class A	54,200	5,029
*	Norbord Inc.	141,200	4,807
	Celanese Corp. Class A	97,125	4,278
	Reliance Steel
	& Aluminum Co.	58,500	4,163
	EI du Pont de
	Nemours & Co.	62,400	3,068
*	SunCoke Energy Inc.	176,500	2,882
	AuRico Gold Inc.	308,700	1,942
	International Paper Co.	37,700	1,756
*	Louisiana-Pacific Corp.	17,235	372
			80,526
Telecommunication Services (0.5%)
	Vodafone Group plc	1,752,754	4,974

Utilities (4.2%)
	NRG Energy Inc.	470,400	12,461
	Entergy Corp.	118,900	7,519

Capital Value Fund

		Market
		Value
	Shares	($000)
* Calpine Corp.	326,900	6,734
Xcel Energy Inc.	155,300	4,613
Snam SPA	984,929	4,499
UGI Corp.	64,700	2,484
		38,310
Total Common Stocks
(Cost $797,769)		914,472
Temporary Cash Investments (2.5%)
Money Market Fund (1.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.147%	11,950,600	11,951

	Face
	Amount
	($000)
Repurchase Agreements (1.2%)
Credit Suisse Securities (USA),
LLC 0.180%, 4/1/13 (Dated
3/28/13, Repurchase Value
$9,200,000, collateralized by
U.S. Treasury Note/Bond,
3.000%, 5/15/42)	9,200	9,200
Deutsche Bank Securities, Inc.
0.250%, 4/1/13 (Dated 3/28/13,
Repurchase Value $2,200,000,
collateralized by Federal
National Mortgage Assn.,
4.000%, 12/1/40)	2,200	2,200
		11,400
Total Temporary Cash Investments
(Cost $23,351)		23,351
Total Investments (101.5%)
(Cost $821,120)		937,823

Market
Value
($000)
Other Assets and Liabilities (-1.5%)
Other Assets	9,581
Liabilities[3]	(23,729)
(14,148)
Net Assets (100%)
Applicable to 73,689,060 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	923,675
Net Asset Value Per Share	$12.53

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	783,513
Undistributed Net Investment Income	698
Accumulated Net Realized Gains	22,767
Unrealized Appreciation (Depreciation)
Investment Securities	116,703
Foreign Currencies	(6)
Net Assets	923,675

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $11,328,000.
1 Restricted securities totaling $3,836,000, representing 0.4% of net assets. Shares not applicable for these private placements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $11,951,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Six Months Ended
March 31, 2013
($000)
Investment Income
Income
Dividends[1]	5,328
Interest	8
Security Lending	268
Total Income	5,604
Expenses
Investment Advisory Fees—Note B
Basic Fee	843
Performance Adjustment	(575)
The Vanguard Group—Note C
Management and Administrative	802
Marketing and Distribution	63
Custodian Fees	24
Shareholders’ Reports	5
Trustees’ Fees and Expenses	1
Total Expenses	1,163
Expenses Paid Indirectly	(16)
Net Expenses	1,147
Net Investment Income	4,457
Realized Net Gain (Loss)
Investment Securities Sold	50,712
Foreign Currencies	(12)
Realized Net Gain (Loss)	50,700
Change in Unrealized Appreciation (Depreciation)
Investment Securities	86,148
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	86,149
Net Increase (Decrease) in Net Assets Resulting from Operations	141,306
1 Dividends are net of foreign withholding taxes of $107,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,457	9,699
Realized Net Gain (Loss)	50,700	(21,451)
Change in Unrealized Appreciation (Depreciation)	86,149	160,815
Net Increase (Decrease) in Net Assets Resulting from Operations	141,306	149,063
Distributions
Net Investment Income	(11,996)	(6,793)
Realized Capital Gain	—	(9,510)
Total Distributions	(11,996)	(16,303)
Capital Share Transactions
Issued	231,966	155,566
Issued in Lieu of Cash Distributions	11,409	15,495
Redeemed	(107,557)	(258,010)
Net Increase (Decrease) from Capital Share Transactions	135,818	(86,949)
Total Increase (Decrease)	265,128	45,811
Net Assets
Beginning of Period	658,547	612,736
End of Period[1]	923,675	658,547
1 Net Assets—End of Period includes undistributed net investment income of $698,000 and $7,254,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$10.58	$8.59	$9.62	$8.60	$6.75	$13.52
Investment Operations
Net Investment Income	.079	.155	.109	.066	.046	.090
Net Realized and Unrealized Gain (Loss)
on Investments	2.070	2.075	(1.054)	.987	1.883	(5.304)
Total from Investment Operations	2.149	2.230	(.945)	1.053	1.929	(5.214)
Distributions
Dividends from Net Investment Income	(.199)	(.100)	(.085)	(.033)	(.079)	(.130)
Distributions from Realized Capital Gains	—	(.140)	—	—	—	(1.426)
Total Distributions	(.199)	(.240)	(.085)	(.033)	(.079)	(1.556)
Net Asset Value, End of Period	$12.53	$10.58	$8.59	$9.62	$8.60	$6.75

Total Return[1]	20.58%	26.50%	-10.00%	12.26%	29.47%	-42.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$924	$659	$613	$693	$743	$359
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.47%	0.58%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.21%	1.42%	0.87%	0.65%	0.78%	0.88%
Portfolio Turnover Rate	125%	123%	149%	211%	300%	186%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.15%), 0.01%, 0.11%, (0.02%), (0.06%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and for the period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned

Capital Value Fund

securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index. For the six months ended March 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets before a decrease of $575,000 (0.15%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2013, these arrangements reduced the fund’s expenses by $16,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	863,192	47,444	3,836
Temporary Cash Investments	11,951	11,400	—
Total	875,143	58,844	3,836

Capital Value Fund

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2013. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2012	14,884
Transfers out of Level 3	(10,316)
Change in Unrealized Appreciation (Depreciation)	(732)
Balance as of March 31, 2013	3,836

Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2013, was ($472,000). Transfers out of Level 3 include $260,000 from the conversion of private placement shares to common shares with the remainder representing a reduction in the fund’s investment and realized gains from private placement securities.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2013, the fund realized net foreign currency losses of $12,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $995,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Passive foreign investment companies held at March 31, 2013, had unrealized appreciation of $58,000 as of October 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

Capital Value Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2012, the fund had available capital losses totaling $25,980,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carry-forward balance above.

At March 31, 2013, the cost of investment securities for tax purposes was $821,178,000. Net unrealized appreciation of investment securities for tax purposes was $116,645,000, consisting of unrealized gains of $152,004,000 on securities that had risen in value since their purchase and $35,359,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2013, the fund purchased $592,630,000 of investment securities and sold $464,769,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2013	September 30, 2012
	Shares	Shares
	(000)	(000)
Issued	19,823	14,966
Issued in Lieu of Cash Distributions	1,038	1,747
Redeemed	(9,444)	(25,759)
Net Increase (Decrease) in Shares Outstanding	11,417	(9,046)

I. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2012	3/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,205.75	$1.70
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.56

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP (Wellington Management). The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The advisor seeks long-term capital appreciation in a relatively concentrated portfolio of undervalued stocks across the capitalization spectrum. Using an opportunistic and contrarian approach, two portfolio managers invest in stocks that they consider to be undervalued. The advisor relies on the depth and experience of its industry analysts to uncover stocks that are undervalued relative to their potential earnings prospects, asset values, or dividends. The firm has advised the fund since the fund’s inception in 2001.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739 Institutional Investor Services > 800-523-1036 Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q3282 052013

Semiannual Report | March 31, 2013

Vanguard Short-Term Inflation-Protected
Securities Index Fund

> Since its inception in mid-October, Vanguard Short-Term Inflation-Protected Securities Index Fund has returned about 1%.

> The new fund’s return was ahead of that of its benchmark index and the average return of peer-group funds.

> Strong demand among investors for short- and intermediate-term inflation-protected securities was reflected in negative yields.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
Trustees Approve Advisory Arrangement.	20
Glossary.	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Period Ended March 31, 2013
				Returns
	30-Day SEC	Income	Capital	Since
	Yield	Returns	Returns	Inception
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares (Inception: 10/16/2012)	-2.32%	-0.16%	1.14%	0.98%
Admiral™ Shares (Inception: 10/16/2012)	-2.22	-0.15	1.17	1.02
Institutional Shares (Inception: 10/17/2012)	-2.19	-0.14	1.21	1.07
ETF Shares (Inception: 10/12/2012)	-2.22
Market Price				1.09
Net Asset Value				1.01
Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5
Year Index				0.58
Inflation-Protected Bond Funds Average				-0.27

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Benchmark returns are calculated from the start of the reporting period or from the earliest share-class inception date.

Your Fund’s Performance at a Glance
Inception Through March 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected
Securities Index Fund
Investor Shares	$25.00	$25.22	$0.024	$0.000
Admiral Shares	25.00	25.23	0.026	0.000
Institutional Shares	24.99	25.23	0.026	0.000
ETF Shares	49.83	50.28	0.052	0.000

1

Chairman’s Letter

Dear Shareholder,

I am pleased to provide to you the first shareholder report for Vanguard Short-Term Inflation-Protected Securities Index Fund.

The fund was launched in mid-October. During the reporting period of just under six months, the fund returned 0.98% for Investor Shares, compared with the benchmark index return of 0.58% and the peer-group average return of –0.27%. The difference between the fund’s performance and that of its benchmark index resulted from factors associated with starting up the fund; our goal is to have the fund track its benchmark index as closely as possible.

The fund was designed to provide to investors a short-term alternative to our longer-maturity, actively managed Vanguard Inflation-Protected Securities Fund. Like its predecessor, the new fund can serve as a hedge against inflation. Compared with the longer-maturity fund, however, it is expected to have less sensitivity to changes in interest rates and thus less volatility in returns. Consistent with this more modest risk profile, of course, the Short-Term Inflation-Protected Securities Index Fund can be expected to produce lower long-term returns than the longer-maturity fund.

2

Bond returns barely budged as yields lingered near lows
The broad U.S. taxable bond market scraped out a minuscule gain of 0.09% for the full six months ended March 31, as nominal U.S. Treasury yields remained just slightly above their all-time lows. Although the yield of the benchmark 10-year nominal Treasury note increased during the six months and topped 2.00% at various times, it closed the period at about 1.85%. (Bond prices and yields move in opposite directions.)

Within the taxable bond market, nominal U.S. Treasury bonds returned –0.27%. Treasury inflation-protected securities (TIPS), which aren’t included in the broad taxable bond market index, returned 0.32%. Municipal bonds returned almost 1% for the six months despite price declines in March. And returns of money market funds and savings accounts barely registered as short-term interest rates remained between 0% and 0.25%, under the Federal Reserve’s four-year-old policy.

Robert Auwaerter, head of Vanguard’s Fixed Income Group, doesn’t anticipate abrupt policy changes from the central bank. “We don’t see the Fed changing course in the near term,” he said, “and when the Fed does, we expect it’ll go slowly so as not to undo the efforts made to keep interest rates low and to stimulate the economy.”

Market Barometer
			Total Returns
		Periods Ended March 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	0.09%	3.77%	5.47%
Barclays Municipal Bond Index (Broad tax-exempt market)	0.96	5.25	6.10
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.30

Stocks
Russell 1000 Index (Large-caps)	11.10%	14.43%	6.15%
Russell 2000 Index (Small-caps)	14.48	16.30	8.24
Russell 3000 Index (Broad U.S. market)	11.35	14.56	6.32
MSCI All Country World Index ex USA (International)	9.20	8.36	-0.39

CPI
Consumer Price Index	0.59%	1.47%	1.74%

3

Global equity markets delivered a powerful rally
Global stocks advanced for the fifth straight month to finish the half-year with impressive gains. The Standard & Poor’s 500 Index closed at a record high on the period’s final business day after global financial markets shrugged off the U.S. “fiscal cliff” crisis, the unsettled Italian national elections, and a controversial bailout package for Cyprus.

Peter Westaway, Vanguard’s chief European economist, said that the latest developments in Europe had been “rather bad,” but that the market had for the most part already priced in these events. “As always,” he said, “we think investors should assess their portfolios carefully and avoid making impulsive moves.”

U.S. equities increased more than 11% as the economic recovery kept slowly building momentum, the housing market rebounded further, and the labor market improved. International equities were up more than 9%. Returns were about 16% in the Pacific region, where Japan’s accommodative monetary policy has helped spark the nation’s stock market, and nearly 10% in Europe. Emerging markets stocks rose about 4%.

TIPS’ appeal can be seen in their negative yields
The return of the Short-Term Inflation-Protected Securities Index Fund was affected most during its first reporting period by capital (price) appreciation, as you can see in the Your Fund’s Performance at a Glance table on page 1.

Investor demand drove up the prices of short-term Treasury inflation-protected securities, reflecting concern that the Federal Reserve’s expansionary monetary policy, which is aimed at spurring economic growth, might stoke inflation further into the economic recovery.

Yields of U.S. Treasury Securities
As of March 31, 2013
	Inflation-Protected
	Securities	Nominal
Maturity	(Real Yields)	Securities
2 years	-1.88%	0.24%
3 years	-1.82	0.35
5 years	-1.49	0.77
10 years	-0.62	1.85
30 years	0.68	3.10
Source: Vanguard.

4

Investment insight
Two TIPS funds. One decision.
Vanguard offers two funds that focus on U.S. Treasury inflation-protected securities.
They have a similar goal: to protect your investment from inflation by holding securities whose principal value is adjusted to reflect changes in the Consumer
Price Index. (Deflation shrinks the principal, although not below par value.)

Which one is right for you? The answer depends on your objectives. Vanguard
Short-Term Inflation-Protected Securities Index Fund has less exposure to the risk posed by changes in interest rates than its longer-term counterpart does. By the same token, this lower-risk profile is consistent with lower expected returns over time.

Because of this, we would expect the short-term fund’s returns to be driven more by changes in inflation than by changes in interest rates. Vanguard research shows that the statistical correlation, or tendency to move together, with inflation was greatest for short-term TIPS, as the chart shows. You can read more about this in Inflation: The
Long and Short of TIPS at vanguard.com/research.

Average correlations of TIPS returns with changes in the Consumer Price Index,
September 2002–March 2013.

Notes: A perfect correlation would be 1.00. Short-term TIPS are represented by the Barclays U.S. TIPS 0–5 Year Index; intermediate-term TIPS by the Barclays U.S. TIPS 5–10 Year Index; long-term TIPS by the Barclays U.S. TIPS 10+ Year Index; and the broad U.S. TIPS market by the Barclays U.S. TIPS Index.

Source: Vanguard calculations, based on data from Barclays and the U.S. Bureau of Labor Statistics.

5

As of March 31, investors generally expected an average annual rate of inflation over the next five years of 2.26%, compared with 2.04% six months earlier. This is based on the so-called break-even inflation rate, which represents the difference in the yields of inflation-protected Treasury securities and nominal Treasury securities. If inflation is higher than expected, the inflation-protected security will outperform. If lower, the nominal security will produce a higher return.

During the past six months, the yields of nominal Treasuries were very low, inflation was modest, and demand for TIPs was strong. This combination led to negative yields on short-term and intermediate-term TIPS, a once unusual but now increasingly familiar phenomenon in this era of very low interest rates. For example, the SEC yield as of March 31 for the various share classes of the fund was a bit below –2%. (It was –1.20% for Investor Shares of the longer-maturity TIPS fund.) Why would anyone buy a bond with a negative yield? Investors have been willing to accept a negative yield now in the expectation that future inflation will be high enough to result in positive total returns by the time the bonds mature.

Since its inception in mid-October, the fund has grown to $754 million in assets. Its performance benefited from its skilled management team, which was able to efficiently put the growing cash flows to work. Transaction costs are a drag on fund performance and can impair an index fund’s ability to track its benchmark, but they were minimized by the portfolio management team during a period when liquidity in the short-term TIPS market, which represents about 40% of the overall TIPS market, was favorable.

Balance and diversification are an investment cornerstone
As with any mutual fund, the Short-Term Inflation-Protected Securities Index Fund shouldn’t be viewed in isolation. Rather, a fund should be part of a balanced and diversified portfolio that is built with an investor’s objectives, time horizon, and risk tolerance in mind.

Such an approach is designed to help your portfolio weather any market environment because no one knows with certainty what is in store for the economy and financial markets. We do have educated views about the possibilities, including the probable range of future inflation. We invite you to have a look at Vanguard’s Economic and Investment Outlook, which you can find at vanguard.com/research.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 10, 2013

6

CFA® is a trademark owned by CFA Institute.

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of March 31, 2013

Share-Class Characteristics
	Investor	Admiral	Institutional	ETF
	Shares	Shares	Shares	Shares
Ticker Symbol	VTIPX	VTAPX	VTSPX	VTIP
Expense Ratio[1]	0.20%	0.10%	0.07%	0.10%
30-Day SEC Yield[2]	-2.32%	-2.22%	-2.19%	-2.22%

Financial Attributes
		Barclays	Barclays
		TIPS	Aggregate
		0-5 Year	Bond
	Fund	Index	Index
Number of Bonds	16	15	8,223
Yield to Maturity
(before expenses)	0.4%	0.3%	1.9%
Average Coupon	1.3%	1.4%	3.5%
Average Duration	2.4 years	2.4 years	5.3 years
Average Effective
Maturity	2.5 years	2.5 years	7.2 years
Short-Term
Reserves	0.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	18.7%
1 - 3 Years	36.3
3 - 5 Years	45.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated October 10, 2012, and represent estimated costs for the current fiscal year. For the periods from inception through March 31, 2013, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.07% for Institutional Shares, and 0.10% for ETF Shares.

2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

7

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Period Total Returns (%): October 16, 2012, Through March 31, 2013
				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Period	Income Return	Capital Return	Total Return	Total Return
2013	-0.16%	1.14%	0.98%	0.59%

Total Returns: Period Ended March 31, 2013
				Since Inception
	Inception Date	Income	Capital	Total
Investor Shares	10/16/2012	-0.16%	1.14%	0.98%
Fee-Adjusted Returns				0.72
Admiral Shares	10/16/2012	-0.15	1.17	1.02
Fee-Adjusted Returns				0.77
Institutional Shares	10/17/2012	-0.14	1.21	1.07
Fee-Adjusted Returns				0.81
ETF Shares	10/12/2012
Market Price				1.09
Net Asset Value				1.01

Fee-adjusted returns reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. See Financial Highlights for dividend and capital gains information.

8

Short-Term Inflation-Protected Securities Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.4%)
U.S. Government Securities (99.4%)
United States Treasury Inflation Indexed Bonds	0.625%	4/15/13	30,211	33,044
United States Treasury Inflation Indexed Bonds	1.875%	7/15/13	40,479	51,749
United States Treasury Inflation Indexed Bonds	2.000%	1/15/14	42,643	54,922
United States Treasury Inflation Indexed Bonds	1.250%	4/15/14	30,854	34,685
United States Treasury Inflation Indexed Bonds	2.000%	7/15/14	38,631	49,952
United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	38,374	49,367
United States Treasury Inflation Indexed Bonds	0.500%	4/15/15	42,999	48,005
United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	34,454	44,748
United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	34,456	44,562
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	77,014	85,368
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	34,308	45,276
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	29,702	39,571
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	88,997	97,337
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	26,342	35,218
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	27,947	35,827
Total U.S. Government and Agency Obligations (Cost $746,083)				749,631

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund
(Cost $824)	0.147%		823,933	824
Total Investments (99.5%) (Cost $746,907)				750,455
Other Assets and Liabilities (0.5%)
Other Assets				7,235
Liabilities				(3,675)
				3,560
Net Assets (100%)				754,015

9

Short-Term Inflation-Protected Securities Index Fund

At March 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	752,335
Accumulated Net Investment Loss	(1,893)
Accumulated Net Realized Gains	25
Unrealized Appreciation (Depreciation)	3,548
Net Assets	754,015

Investor Shares—Net Assets
Applicable to 586,087 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,780
Net Asset Value Per Share—Investor Shares	$25.22

Admiral Shares—Net Assets
Applicable to 7,472,512 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	188,518
Net Asset Value Per Share—Admiral Shares	$25.23

Institutional Shares—Net Assets
Applicable to 3,162,205 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	79,783
Net Asset Value Per Share—Institutional Shares	$25.23

ETF Shares—Net Assets
Applicable to 9,366,737 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	470,934
Net Asset Value Per Share—ETF Shares	$50.28

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

October 12, 2012[1] to
March 31, 2013
($000)
Investment Income
Income
Interest Income (Loss)	(1,650)
Total Income (Loss)	(1,650)
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1
Management and Administrative—Investor Shares	4
Management and Administrative—Admiral Shares	24
Management and Administrative—Institutional Shares	7
Management and Administrative—ETF Shares	65
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	1
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	4
Custodian Fees	3
Shareholders’ Reports—Investor Shares	—
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	1
Total Expenses	111
Net Investment Income (Loss)	(1,761)
Realized Net Gain (Loss) on Investment Securities Sold	26
Change in Unrealized Appreciation (Depreciation) of Investment Securities	3,548
Net Increase (Decrease) in Net Assets Resulting from Operations	1,813
1 Inception.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

October 12, 2012[1] to
March 31, 2013
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(1,761)
Realized Net Gain (Loss)	26
Change in Unrealized Appreciation (Depreciation)	3,548
Net Increase (Decrease) in Net Assets Resulting from Operations	1,813
Distributions
Net Investment Income
Investor Shares	(1)
Admiral Shares	(31)
Institutional Shares	(7)
ETF Shares	(94)
Realized Capital Gain
Investor Shares	—
Admiral Shares	—
Institutional Shares	—
ETF Shares	—
Total Distributions	(133)
Capital Share Transactions
Investor Shares	14,752
Admiral Shares	188,098
Institutional Shares	79,655
ETF Shares	469,830
Net Increase (Decrease) from Capital Share Transactions	752,335
Total Increase (Decrease)	754,015
Net Assets
Beginning of Period	—
End of Period[2]	754,015
1 Inception.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,893,000).

See accompanying Notes, which are an integral part of the Financial Statements.

12

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
October 16, 2012[1] to
For a Share Outstanding Throughout the Period	March 31, 2013
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income (Loss)	(.170)[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	.414
Total from Investment Operations	.244
Distributions
Dividends from Net Investment Income	(.024)
Distributions from Realized Capital Gains	—
Total Distributions	(.024)
Net Asset Value, End of Period	$25.22

Total Return[4]	0.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15
Ratio of Total Expenses to Average Net Assets	0.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.66%)
Portfolio Turnover Rate[5]	11%

The expense ratio, netincome ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increase from purchase fees of $.02.
4 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
October 16, 2012[1] to
For a Share Outstanding Throughout the Period	March 31, 2013
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income (Loss)	(.154)[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	.410
Total from Investment Operations	.256
Distributions
Dividends from Net Investment Income	(.026)
Distributions from Realized Capital Gains	—
Total Distributions	(.026)
Net Asset Value, End of Period	$25.23

Total Return[4]	1.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$189
Ratio of Total Expenses to Average Net Assets	0.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.56%)
Portfolio Turnover Rate[5]	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increase from purchase fees of $.02.
4 Total returns do not include transaction or account service fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
October 17, 2012[1] to
For a Share Outstanding Throughout the Period	March 31, 2013
Net Asset Value, Beginning of Period	$24.99
Investment Operations
Net Investment Income (Loss)	(.093)[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	.359
Total from Investment Operations	.266
Distributions
Dividends from Net Investment Income	(.026)
Distributions from Realized Capital Gains	—
Total Distributions	(.026)
Net Asset Value, End of Period	$25.23

Total Return[4]	1.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$80
Ratio of Total Expenses to Average Net Assets	0.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.53%)
Portfolio Turnover Rate[5]	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increase from purchase fees of $.02.
4 Total returns do not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
October 12, 2012[1] to
For a Share Outstanding Throughout the Period	March 31, 2013
Net Asset Value, Beginning of Period	$49.83
Investment Operations
Net Investment Income (Loss)	(.382)[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	.884
Total from Investment Operations	.502
Distributions
Dividends from Net Investment Income	(.052)
Distributions from Realized Capital Gains	—
Total Distributions	(.052)
Net Asset Value, End of Period	$50.28

Total Return	1.01%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$471
Ratio of Total Expenses to Average Net Assets	0.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.56%)
Portfolio Turnover Rate[4]	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Includes increase from purchase fees of $.05.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Investor Shares were first issued on October 16, 2012. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Admiral Shares were first issued on October 16, 2012. Institutional Shares were first issued on October 17, 2012. ETF Shares were first issued on October 12, 2012, and first offered to the public on October 16, 2012. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended March 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2013, the fund had contributed capital of $63,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

17

Short-Term Inflation-Protected Securities Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	749,631	—
Temporary Cash Investments	824	—	—
Total	824	749,631	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. All or part of the difference may become permanent if the securities are sold. During the period ended March 31, 2013, the fund realized gains of $1,000 that were included in ordinary income for tax purposes as a result of deferred deflation adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to accumulated net investment losses. Deferred inflation adjustments to securities held at March 31, 2013, totaling $1,144,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

At March 31, 2013, the cost of investment securities for tax purposes was $748,051,000. Net unrealized appreciation of investment securities for tax purposes was $2,404,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the period ended March 31, 2013, the fund purchased $635,670,000 of investment securities and sold $12,343,000 of investment securities, other than temporary cash investments. Purchases and sales include $481,999,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

18

Short-Term Inflation-Protected Securities Index Fund

F. Capital share transactions for each class of shares were:

		Inception[1] to
	March 31, 2013
	Amount	Shares
	($000)	(000)
Investor Shares
Issued [2]	16,030	637
Issued in Lieu of Cash Distributions	1	—
Redeemed	(1,279)	(51)
Net Increase (Decrease) —Investor Shares	14,752	586
Admiral Shares
Issued [2]	191,880	7,624
Issued in Lieu of Cash Distributions	28	1
Redeemed	(3,810)	(152)
Net Increase (Decrease) —Admiral Shares	188,098	7,473
Institutional Shares
Issued [2]	79,666	3,163
Issued in Lieu of Cash Distributions	7	—
Redeemed	(18)	(1)
Net Increase (Decrease) —Institutional Shares	79,655	3,162
ETF Shares
Issued [2]	469,830	9,367
Issued in Lieu of Cash Distributions	—	—
Redeemed	—	—
Net Increase (Decrease) —ETF Shares	469,830	9,367

1 Inception was October 12, 2012, for the ETF Shares, October 16, 2012, for the Investor and Admiral Shares, and October 17, 2012, for the Institutional Shares.
2 Includes purchase fees for fiscal 2013 of $675,000.

G. In preparing the financial statements as of March 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

Trustees Approve Advisory Arrangement

Effective July 2012, the board of trustees approved the launch of Vanguard Short-Term Inflation-Protected Securities Index Fund with an internalized management structure whereby the Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to the fund at cost. The board determined that the investment advisory arrangement with Vanguard was in the best interests of the fund and its prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment services to be provided to the fund and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board could not consider the performance of the fund because it was newly launched. However, the board determined that, in its management of other Vanguard index funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost
The board considered the cost of services to be provided and concluded that the fund’s expense ratio will be below the average expense ratio charged by funds in its peer group and that the advisory fee rate will also be below its peer-group average. Information about the fund’s expense ratio appears in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement after a one-year period.

20

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

21

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600
Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447 Direct Investor Account Services > 800-662-2739 Institutional Investor Services > 800-523-1036 Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q19672 052013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 17, 2013

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 17, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.